Commitments and contingencies	12 Months Ended
Dec. 31, 2013
Commitments and contingencies
Commitments and contingencies

19.          Commitments and contingencies

Operating lease commitments

The Company leases office facilities and server racks under non-cancelable operating leases expiring on different dates. Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases, and the terms of the leases do not contain rent escalation, contingent rent, renewal, or purchase options. There are no restrictions placed upon the Company by entering into these leases. Total expenses under these operating leases were RMB20,289, RMB34,363 and RMB51,262 (US$8,467) for the years ended December 31, 2011, 2012 and 2013, respectively.

Future minimum payments under non-cancelable operating leases consist of the following as of December 31, 2013:

Years ended December 31,	RMB	US$
2014	53,836	8,893
2015	18,464	3,050
2016	962	159
	73,262	12,102

Loss contingencies

With respect to display advertising services, the Company, as an industry practice in the PRC, regularly provides such services at a discount to its standard rates. These discounts are in the form of free advertising elements, of which the duration and other terms of services are specified as part of the revenue contract. The value-added tax pilot program replaced the business tax rules for advertising services in Beijing effective from September 1, 2012. There are uncertainties under the current value-added tax rules as to whether these free elements should constitute deemed services in addition to the chargeable elements rather than discounts to the overall revenue arrangements for tax purposes and thus be subject to value-added tax at the standard rates of services. The Company currently considers that such free elements do not give rise to deemed services for value-added tax purposes and the value-add tax for a revenue contract is calculated based on the total consideration for the overall arrangements. The rules related to the value-added tax pilot program are still evolving and the timing of the promulgation of the final tax rules or related interpretation is uncertain. The maximum estimated amount for this reasonably possible contingency up to December 31, 2013 was RMB6,829 (US$1,128).

Legal contingency

On September 6, 2013, the Company early terminated an agreement with one of its travel service providers (“TSP”) due to the TSP’s failure to make its international hotel inventories available on the Company’s platform within the agreed time period. The original term of an agreement with a travel service provider (“TSP”) was from May 13, 2013 to June 30, 2016 and the Company agreed to provide for a minimum of 450,000 quarterly room bookings from both domestic and international hotel inventories from July 2013, subject to an annual adjustment effective from 2014 in exchange for commission fees on a cost-per-sale basis. The agreement also required the Company, in the event of its failure to achieve the contracted minimum quarterly room bookings, to compensate the TSP at a rate of RMB0.027 per room night.

On August 26, 2013, the Company requested that the TSP rectify its failure to make its international hotel inventories available on the Company’s platform within ten days. On September 6, 2013, the Company early terminated the agreement with the TSP as it believed that the TSP had failed to rectify such failure within the agreed time period.

On November 5, 2013, the Company received a summons from an intermediary court in Beijing for a civil suit against the Company filed by the TSP on October 17, 2013 in connection with the aforementioned agreement. In its complaint, the TSP alleged breach of contract by the Company and sought (i) a declaration that the notice to terminate the aforementioned agreement was null and void and (ii) damages in the amount of approximately RMB140,700 to compensate for alleged losses suffered by the TSP in connection with the Company’s early termination of the aforementioned agreement.

On December 9, 2013, the Company filed a counterclaim against the TSP for RMB8,127 of commission fees due to the Company for services it provided to the TSP from July 2013 to September 6, 2013 under the aforementioned agreement. Based on the advice from the Company’s legal counsel, the Company believes it has the right and legal basis to request that the TSP pay the commission fees due and such right should be unaffected by the results of the lawsuit the TSP filed against the Company.

On January 10, 2014, the TSP sought additional damages amounting to RMB11,200, to compensate for its alleged losses of upfront costs it incurred in connection with the aforementioned agreement.

On April 14, 2014, an oral hearing took place at the intermediary court in Beijing. No judgment has been rendered.

Based on the advice from the Company’s legal counsel, the Company believes that there remain significant uncertainties at this stage as to the probable or reasonably possible outcome of this case, as it is not possible at this stage to determine how the court will decide on the crucial factors that will influence any determination of damages, such as whether the TSP has defaulted and caused losses to the Company, whether and how international hotel inventories should be carved out of the minimum guarantee as defined in the aforementioned agreement, what level of reasonable profits per room night the court can support, and whether punitive damages will be granted. Based on the above, the Company cannot predict the outcome of this lawsuit, and a judgment against the Company, whether in whole or in part, may result in a loss, if any, and an estimate for the reasonably possible loss or a range of reasonably possible losses cannot be made at this time. The TSP has been continuously using the Company’s pay-for-performance services charged on a cost-per-click basis under a separate contract and has not disputed that contract with the Company.